                       AGREEMENT OF RELEASE, ASSUMPTION
                     OF DEED OF TRUST NOTE, DEED OF TRUST
                           AND REGULATORY AGREEMENT

     THIS AGREEMENT, is entered into as of the 20 day of March, 1996, by and among TURTLE CREEK ASSOCIATES LIMITED PARTNERSHIP, a Texas limited partnership (the "Transferor"), BRI THE POINT LIMITED PARTNERSHIP, a Maryland limited partnership (the "Transferee"), and BERKSHIRE MORTGAGE FINANCE CORPORATION, a Delaware corporation (the "Mortgagee").

                                  WITNESSETH:

     WHEREAS, the Mortgagee is the owner and holder of a certain Deed of Trust Note (the "Note"), dated March 14, 1994, executed and delivered by Transferor as evidence of a mortgage loan (the "Mortgage Loan") in the original principal amount of $36,000,000 with interest at the rate of 7 5/8% per annum on the unpaid balance until paid; and

     WHEREAS, the Note is secured by that certain Deed of Trust (the "Mortgage") of even date therewith, which Mortgage was recorded on March 14, 1994 at Liber 12407, Folio 431, pertaining to certain improved real property in County of Montgomery, State of Maryland as more particularly described in Exhibit A and identified as FHA Project No. 000-11102 (the "Project"); and

     WHEREAS, the Mortgage Loan was insured by THE SECRETARY OF HOUSING
AND URBAN DEVELOPMENT acting by and through the FEDERAL HOUSING COMMISSIONER ("HUD") under Section 207 pursuant to Section 223(f) of the National Housing Act, as amended, and Regulations thereunder promulgated by HUD (the "HUD Regulations"); and

     WHEREAS, in connection with the coinsurance of the Mortgage Loan by HUD, Transferor and Mortgagee entered into that certain Regulatory Agreement for Multifamily Housing Project Coinsured by HUD (the "Regulatory Agreement"), dated March 14. 1994, and recorded at Liber 12407, Folio 438.

     NOW, THEREFORE, in consideration of the consent of Mortgagee to the sale of the Project by the Transferor to the Transferee. and in order to comply with the requirements of the HUD Regulations, the parties hereto hereby agree as follows:

     Section 1. Effective as of the date of recordation of the deed conveying title to the Project to the Transferee and the recordation of this Agreement (hereinafter referred to as the "Effective Date"), and except as limited below, the Transferee hereby assumes and agrees to be bound by and to perform, keep and observe all of the obligations, duties, liabilities, covenants and agreements of the Transferor under and pursuant to the Note, the Mortgage, the Regulatory Agreement, and all other documents heretofore executed and delivered and/or assumed by the Transferor in connection with the Mortgage Loan (the "Transfer Documents").

     The Transferee does not and shall not assume personal liability for payments due under the Note, the Mortgage or the Regulatory Agreement, or for matters not under its control, provided that the Transferee shall remain liable only with respect to the matters hereinafter stated, namely:

     (i) for funds or property of the Project coming into its hands which, by the provisions thereof, it is not entitled to retain; and

     (ii) for its own acts and deeds or acts and deeds of others which it has authorized in violation of the provisions thereof.

     The Transferee hereby agrees to be bound by the Mortgage, the Note, the Regulatory Agreement and the Transfer Documents, subject to the foregoing limitation of personal liability to the same extent as if it had been an original party to said instruments.

     Section 2. Effective as of the Effective Date, by its execution hereof, the Mortgagee agrees that the Transferor shall be and it hereby is released from any further obligations, duties responsibilities, covenants and agreements under the Note, Mortgage, and the other Transfer Documents.

     Section 3. The Transferee agrees that it shall comply fully with: (a) the provisions of any laws prohibiting discrimination in housing on the basis of race, color, creed, sex or national origin; and (b) the HUD Regulations providing for non-discrimination and equal opportunity in housing. It is understood and agreed that failure or refusal to comply with such provisions shall be a property basis for the Secretary of HUD to take any corrective action he may deem necessary, including, but not limited to, the rejection of future applications for FHA mortgage insurance and the refusal to enter into future contracts of any kind with which the Transferee is identified; and further, the Secretary of HUD shall have a similar rights of corrective action with respect to (i) any individuals who are officers, directors, principal stockholders, trustees, managers, partners or associates of the Transferee; and (ii) any corporation or any other type of business association or organization with which the officers, directors, principal stockholders, trustees, managers, partners or associates of the Transferee may be identified.

     Section 4. Nothing herein shall-in anyway impair the Note or the security now held for said indebtedness, or alter, waive, annul, vary or affect any provision, condition or covenant therein, nor affect or impair any rights, powers or remedies under the Note and the Mortgage, it being the intent of the parties hereto that the terms and provisions of said Note and Mortgage shall continue in full force and effect, except as modified hereby.

     Section 5. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

     Section 6. All of the terms, covenants, conditions and agreements hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year hereinabove first written.

                                        TRANSFEROR:

                                        TURTLE CREEK ASSOCIATES LIMITED
                                        PARTNERSHIP, a Texas limited Partnership


WITNESS:

                                        By:
                                        Name: Douglas Krupp
                                        Its:  General Partner


                                        TRANSFEREE:


WITNESS/ATTEST:                         BRI THE POINT LIMITED PARTNERSHIP,
                                        A Maryland limited partnership

                                        By:  BRI Texas apartments Limited
                                             Partnership, its General Partner

                                        By:  BRI Texas Apartments-II, Inc.,
                                             its General Partner

                                        By:
                                        Name: Laurence Gerber
                                        Its:  President

Scott D. Spelfogel
Assistant Secretary

                                  MORTGAGEE:

WITNESS:                                BERKSHIRE MORTGAGE FINANCE
                                        CORPORATION, a Delaware corporation

                                        By:
                                             Ronald F. Halpern
                                             Executive Vice President

Attachment
Exhibit "A" [Legal Description]

                                 CERTIFICATION

     I hereby certify that I am an attorney duly admitted to practice before the Court of Appeals of Maryland and that this Agreement of Release, Assumption of Deed of Trust Note and Deed of Trust was prepared under my supervision.

                                        Name

                 [ACKNOWLEDGMENTS APPEAR ON SUCCEEDING PAGES]

                                ACKNOWLEDGMENTS

STATE OF Massachusetts
CITY OF SUFFOLK

     On this , 20th day of March, 1996, before me appeared Douglas Krupp who, being duly sworn, did say that she/he is the General Partner of Turtle Creek Associates Limited Partnership and the person who executed the foregoing instrument by virtue of the authority vested in her/him by Turtle Creek Associates Limited Partnership, a Texas limited partnership and acknowledged the same to be her/his free and voluntary act and deed for and on behalf of Turtle Creek Associates Limited Partnership.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

   (SEAL)                               Notary Public

My Commission Expires: October 5, 2001

                         COMMONWEALTH OF MASSACHUSETTS
                                                   ss:
COUNTY OF SUFFOLK

     On this 20 day of March, 1996, before me , June Asgeirsson, A Notary Public in and for Massachusetts, personally appeared Laurence Gerber known to me to be the person who is President of BRI TEXAS APARTMENTS-II, INC., the general partner of BRI TEXAS APARTMENTS LIMITED PARTNERSHIP, which is the general partner of BRI THE POINT LIMITED PARTNERSHIP, a Maryland limited partnership, acknowledged to me that he/she did so sign said instrument in such capacity in the name of and on behalf of BRI The Point Limited Partnership.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                        NOTARY PUBLIC (Seal)

My Commission Expires: October 5, 2001

COMMONWEALTH OF MASSACHUSETTS
                          ss:
COUNTY OF SUFFOLK

     On this 19th day of March , 1996, before me Nancy Sexton, a Notary Public in and for Massachusetts, personally appeared Ronald F. Halpern, known to me to be the person who is the Executive Vice President of BERKSHIRE MORTGAGE FINANCE CORPORATION, a Delaware corporation, acknowledged to me that he/she did so sign said instrument in such capacity in the name of and on behalf of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                        NOTARY PUBLIC (Seal)


My Commission Expires: 10/30/98

                                   EXHIBIT A

                               METES AND BOUNDS

     Beginning for the same at a point on the southerly North 49 degrees 51 minutes 56 seconds East right-of-way line of Columbia Pike, Maryland Route 29, as shown on a plat of subdivision entitled "Parcel 'B' White Oak," recorded among the Land Records of Montgomery County, Maryland in Plat Book 76 as Plat Number 7609, thence running with and binding on said southerly right-of-way line of Columbia Pike the following courses and distances, viz

     1) North 49 degrees 51 minutes 56 seconds East, 506.45 feet to a point of curvature; thence by a curve to the right

     2) having a radius of 350.00 feet for an arc length of 373.16 feet, said curve being subtended by a chord bearing of North 80 degrees 24 minutes 33 seconds East, a distance of 355.73 feet to a point of truncation of said right-of-way line with the northwesterly right-of-way line of New Hampshire Avenue; thence continuing with said right-of-way line

     3) South 69 degrees 02 minutes 50 seconds East, 202.63 feet to a point; thence

     4)   South 64 degrees 51 minutes 50 seconds East, 47.81 feet to a point;
thence

     5)   South 56 degrees 20 minutes 10 seconds East, 49.65 feet to a point;
thence

     6)   South 47 degrees 38 minutes 51 seconds East, 49.65 feet to a point;
thence

     7)   South 38 degrees 57 minutes 32 seconds East, 49.65 feet to a point;
thence

     8)   South 30 degrees 16 minutes 13 seconds East, 49.65 feet to a point;
thence

     9)   South 22 degrees 46 minutes 20 seconds East, 53.61 feet to a point;
thence

     10) South 73 degrees 41 minutes 03 seconds West, 4.00 feet to a point of curvature; thence running with the above mentioned northwesterly right-of-way line of New Hampshire Avenue by curve to the left

     11) having a radius of 4,961.07 feet for an arc length of 300.84 feet, said curve being subtended by a chord being of South 18 degrees 03 minutes 11 seconds East, a distance of 300.80 feet to a point of tangency; thence

     12) South 19 degrees 47 minutes 25 seconds East, 33.97 feet to a point; thence

     13) South 02 degrees 43 minutes 30 seconds West 102.45 feet to a point of curvature;thence by a curve to the right

     14) having a radius of 380.00 feet for an arc length of 234.04 feet, said curve being subtended by a chord bearing of South 20 degrees 22 minutes 10 seconds West, a distance of 230.36 feet to a point of intersection of said right-of-way with the northwesterly right-of-way line of Lockwood Drive as shown on the aforementioned plat; thence running with Lockwood Drive the following courses and distances viz:

     15) South 61 degrees 01 minutes 10 West, 382.81 feet to a point; thence leaving said northerly right-of-way line of Lockwood Drive

     16) North 27 degrees 57 minutes 20 seconds West, 178.48 feet to a point of curvature; thence

     17) South 62 degrees 02 minutes 40 seconds West 652.56 feet to a point on the southeasterly right-of- way line of Oak Leaf Drive as shown on the aforementioned plat; thence

     18) North 39 degrees 21 minutes 20 seconds West, 42.15 feet to a point; thence by a curve to the right

     19) having a radius of 381.35 feet for an arc length of 239.76 feet, said curve being subtended by a chord bearing of North 21 degrees 20 minutes 40 seconds West, 235.83 feet to a point of tangency, said point being on the southwesterly right-of-way line of Oak Leaf Drive as shown on the aforementioned plat-, thence

     20) North 03 degrees 20 minutes 00 seconds West, 527.50 feet to a point of curvature; thence by a curve to the right

     21) having a radius of 171.62 feet for an arc length of 54.83 feet, said curve being subtended by a chord bearing of North 12 degrees 29 minutes 10 seconds West, 8 distance of 54.60 feet to point of tangency thence

     22) North 12 degrees 52 minutes 00 seconds East, 38.87 feet to the point of beginning.

Containing 1,116,408 square feet or 25.628 acres of land, more or less.